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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): July 25, 2002



                              CURAGEN CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                    0-23223                  06-1331400
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 (State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)           Identification No.)
 incorporation)



                        555 LONG WHARF DRIVE, 11TH FLOOR
                          NEW HAVEN, CONNECTICUT 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 25, 2002, the Registrant issued a press release announcing its financial results for the second quarter which ended June 30, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are filed with this report:

Exhibit Number                      Description

99.1                                Press Release dated July 25, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CURAGEN CORPORATION
                                   (Registrant)



Date: July 25, 2002                By:  /s/ David M. Wurzer
                                      -----------------------------------------
                                   Name:  David M. Wurzer
                                   Title: Executive Vice President and
                                          Chief Financial Officer

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